1 AVACINCAPTAD PEGOL IN GEOGRAPHIC ATROPHY DHAVAL DESAI SVP & CHIEF DEVELOPMENT OFFICER Avacincaptad Pegol is an investigational product that has not been evaluated for safety and efficacy by the FDA

FORWARD-LOOKING STATEMENTS Any statements in this presentation about IVERIC bio (the Company)’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about the strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this presentation, the Company’s forward-looking statements include statements about the significance and implications of the Company’s GATHER1 and GATHER2 clinical trials evaluating avacincaptad pegol (ACP or Zimura) for the treatment of geographic atrophy, and the potential utility of ACP. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s research and development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the progress and results of clinical trials and other research and development programs, developments from the scientific and medical community and from the Company’s competitors, and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this presentation. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. 2Avacincaptad Pegol is an investigational product that has not been evaluated for safety and efficacy by the FDA

3 GATHER clinical program evaluated avacincaptad pegol vs. sham in identical GA patient populations

Phase 3, international, multicenter, prospective, randomized, double-masked, sham-controlled study (NCT04435366) 4*448 randomized, with 447 treated (one patient in sham not receiving treatment after randomization). Sham (N=222) Primary Endpoint Mean rate of in geographic atrophy growth (slope) from baseline to month 12 (square root transformation) Year 1 Primary Endpoint Month 12 Avacincaptad pegol 2 mg (N=225) Sham (N=222) GATHER2 N=448* Randomized 1:1 Year 2Rerandomized 1:1 1 2 3 4 5 6 7 8 9 10 11 12 Months Months 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 13 14 15 16 17 18 19 20 21 22 23 24

Primary endpoint (slope analysis) achieved at year one with a high degree of statistical significance 5ACP, avacincaptad pegol; CI, confidence interval; GA, geographic atrophy. 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 Baseline Month 12 M ea n Ra te o f G A G ro w th (S lo pe ) Fr om B as el in e (m m ) (s qu ar e ro ot tr an sf or m ed ) ACP 2 mg (n=225) Sham (n=222) 0.336 0.392 Difference (95% CI): 0.056 mm (0.016, 0.096) p=0.0064 14.3% growth rate reduction vs sham Month 6

Prespecified (slope) analysis utilizing observed dataa was consistent with primary analysis 6 anon-square root transformation; bDescriptive p-value ACP, avacincaptad pegol; CI, confidence interval; GA, geographic atrophy. 0.00 0.50 1.00 1.50 2.00 Baseline Month 12 M ea n Ra te o f G A G ro w th (S lo pe ) Fr om B as el in e (m m 2 ) (o b se rv ed ) ACP 2 mg (n=225) Sham (n=222) 1.745 2.121 Month 6 Difference (95% CI): 0.376 mm2 (0.122, 0.631) p=0.0039b 17.7% growth rate reduction vs sham

Prespecified subgroup analysis shows benefit of avacincaptad pegol in all prespecified subgroups 7ACP, avacincaptad pegol; CI, confidence interval; FAF, Fundus Autofluorescence; GA, geographic atrophy; LS, least squares; VA, visual acuity. Subgroup n Growth Rate n Growth Rate Difference (CI) Baseline GA <4 disc area 142 0.34 139 0.40 0.060 (0.004, 0.116) Baseline GA ≥4 disc area 83 0.55 83 0.58 0.036 (-0.015, 0.088) Baseline VA <50 Letters 15 0.32 13 0.36 0.036 (-0.154, 0.226) Baseline VA ≥50 Letters 210 0.32 209 0.37 0.058 (0.016, 0.099) FAF pattern: None/Focal 12 0.26 9 0.34 0.085 (-0.154, 0.325) FAF pattern: Banded/Diffuse 213 0.39 213 0.45 0.056 (0.015, 0.097) <75 years old 91 0.32 85 0.35 0.035 (-0.024, 0.094) ≥75 years old 134 0.35 137 0.42 0.068 (0.013, 0.122) Male 71 0.27 66 0.30 0.031 (-0.039, 0.101) Female 154 0.35 156 0.42 0.066 (0.016, 0.115) Overall 225 0.34 222 0.39 0.056 (0.016, 0.096) ACP 2 mg Sham Favors ACPFavors Sham -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 LS Mean Difference (95% CI)

8ACP, avacincaptad pegol; CI, confidence interval; FAF, Fundus Autofluorescence; GA, geographic atrophy; LS, least squares; NE, not estimated; VA visual acuity. -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 LS Mean Difference (95% CI) Subgroup n LS Mean n LS Mean Difference (CI) Baseline GA <4 disc area 48 0.33 70 0.43 0.106 (0.007, 0.205) Baseline GA ≥4 disc area 11 0.29 29 0.43 0.145 (0.023, 0.266) Baseline VA <50 Letters 1 NE 4 NE NE Baseline VA ≥50 Letters 58 0.27 95 0.37 0.107 (0.025, 0.188) FAF pattern: None/Focal NE 1 NE NE FAF pattern: Banded/Diffuse 54 0.37 87 0.47 0.103 (0.022, 0.184) Part 1 22 0.33 20 0.42 0.093 (-0.023, 0.209) Part 2 37 0.31 79 0.42 0.114 (0.012, 0.216) Overall 59 0.29 99 0.40 0.110 (0.030, 0.190) Favors ACPFavors Sham Benefit across subgroups is consistent among the pivotal GATHER1 and GATHER2 studies ACP 2 mg Sham12 Month

Benefit across subgroups seen in GATHER1 increases with duration of therapy 9ACP, avacincaptad pegol; CI, confidence interval; FAF, Fundus Autofluorescence; GA, geographic atrophy; LS, least squares; NE, not estimated; VA visual acuity. Subgroup n LS Mean n LS Mean Difference (CI) Baseline GA <4 disc area 48 0.33 70 0.43 0.106 (0.007, 0.205) Baseline GA ≥4 disc area 11 0.29 29 0.43 0.145 (0.023, 0.266) Baseline VA <50 Letters 1 NE 4 NE NE Baseline VA ≥50 Letters 58 0.27 95 0.37 0.107 (0.025, 0.188) FAF pattern: None/Focal NE 1 NE NE FAF pattern: Banded/Diffuse 54 0.37 87 0.47 0.103 (0.022, 0.184) Part 1 22 0.33 20 0.42 0.093 (-0.023, 0.209) Part 2 37 0.31 79 0.42 0.114 (0.012, 0.216) Overall 59 0.29 99 0.40 0.110 (0.030, 0.190) ACP 2 mg Sham Favors ACPFavors Sham12 Month Subgroup n LS Mean n LS Mean Difference (CI) Baseline GA <4 disc area 48 0.52 70 0.66 0.146 (0.022, 0.269) Baseline GA ≥4 disc area 11 0.27 30 0.57 0.295 (0.104, 0.486) Baseline VA <50 Letters 1 NE 5 NE NE Baseline VA ≥50 Letters 58 0.36 95 0.53 0.167 (0.062, 0.272) FAF pattern: None/Focal NE 1 NE NE FAF pattern: Banded/Diffuse 54 0.50 88 0.67 0.170 (0.063, 0.278) Part 1 22 0.46 20 0.63 0.170 (0.007, 0.334) Part 2 37 0.44 80 0.61 0.168 (0.043, 0.294) Overall 59 0.43 100 0.60 0.168 (0.066, 0.271) ACP 2 mg Sham Favors ACPFavors Sham18 Month -0.3 -0.2 -0.1 0.0 0.1 0.2 0.3 LS Mean Difference (95% CI)

10ACP, avacincaptad pegol. Intraocular inflammation, n 0 0 Endophthalmitis, n 0 0 Ischemic optic neuropathy, n 0 0 ACP 2 mg (N=225) Sham (N=222) Study eye cases of intraocular inflammation, endophthalmitis, or ischemic optic neuropathy

GATHER2

Geographic Atrophy Therapy Trial

Comprehensive CNV surveillance program

	ACP 2 mg (N=225)	Sham (N=222)
Total CNV, n (%)	15 (6.7)	9 (4.1)

- Suspected development of CNV in the study eye by the principal investigator triggered full imaging workup assessed with FP, FA and OCT and confirmed by the Duke Reading Center within 1 hour of submission
- If the diagnosis was confirmed, the patient continued receiving the study treatment in the trial, and study eye was also treated with study-supplied ranibizumab or aflibercept according to the country label
  - No patients in GATHER2 received anti-VEGF therapy without a Duke-confirmed CNV diagnosis
- All Month 12 imaging (FP, FA, and OCT) was evaluated by the Duke Reading Center for CNV, irrespective of suspicion by principal investigator or visual acuity

ACP, avacincaptad pegol; CNV, choroidal neovascularization; FA, Fluorescein angiography; FP, fundus photography; OCT, optical coherence tomography.

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GATHER2
Geographic Atrophy Therapy Trial

Exudative MNV in the study eye

	ACP 2 mg (N=225)	Sham (N=222)
Total CNV, n (%)	**15 (6.7)**	**9 (4.1)**
eMNV, n (%)	11 (4.9)	7 (3.2)
neMNV, n (%)	1 (0.4)	0
Peripapillary NV, n (%)	3 (1.3)	2 (0.9)

- Exudation status was read by the CORE Reading Center at Cole Eye Institute of the Cleveland Clinic
- OCT images were read to determine the number of CNV cases that were (1) macular neovascularization (MNV), versus peripapillary neovascularization and (2) exudative vs. non-exudative

The Reading Center classifies cases of MNV as exudative or non-exudative based on the following OCT criteria:

- **"eMNV"** is MNV that presents with new onset fluid in either the subretinal space or the intraretinal space
- **"neMNV"** is MVV which does not present with new onset fluid in the subretinal or intraretinal spaces. In some cases, isolated fluid may be present in the sub-RPE space. A case is considered to be neMNV when the MNV may not be visible but both a double-layer sign and sub-RPE fluid are present

ACP, avacincaptad pegol; CNV, choroidal neovascularization; CORE, Center for Ocular Research and Evaluation; eMNV, exudative MNV; OCT, optical coherence tomography; MNV, macular neovascularization; neMNV, non-exudative MNV; RPE, retinal pigment epithelium.

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13ACP, avacincaptad pegol; CI, confidence interval; GA, geographic atrophy. 0.292 0.402 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0 6 12 ACP 2 mg (n=67) Sham (n=110) M ea n C ha ng e in G A A re a Fr om Ba se lin e (m m ) Difference (95% CI): 0.110 mm (0.030, 0.190) p=0.0072 Months 0.336 0.392 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0 12 ACP 2 mg (n=225) Sham (n=222) M ea n Ra te o f G A G ro w th (S lo pe ) F ro m Ba se lin e (m m ) Difference (95% CI): 0.056 mm (0.016, 0.096) p=0.0064 Months Avancincaptad pegol is the first investigational therapy in GA to achieve the 12-month prespecified, primary endpoint, in two pivotal, phase 3 studies

Thank you to the GATHER program investigators, research staff, and patients 2 3 3 1 4 1 1 14 14 9 13 6 11 9 7 104 5 1 2 7 1 9 6 1 56 GATHER2 GATHER1